                       [GILFORD OAKWOOD EQUITY FUND LOGO]

                          GILFORD OAKWOOD EQUITY FUND






                               SEMI-ANNUAL REPORT















                            For the six months ended
                                  June 30, 2002

                           GILFORD OAKWOOD EQUITY FUND

August 20, 2002

Dear Fellow Shareholder:

As the market entered its third year in a bear phase last quarter, headline-grabbling accounting irregularities, allegations of corporate malfeasance, terrorist threats and rumors of impending war overwhelmed an improving economy as the primary drivers of stock prices. Consequently, over $1.4 trillion in domestic personal wealth was wiped out in the second quarter of 2002 during which the S&P 500 turned in its worst quarterly performance in 30 years. Thus, the overall peak-to-trough decline in the S&P 500 from March 2000 high to July 2002 low has been -50%, exceeding the -45% peak-to-trough decline that occurred in 1973-74. The NASDAQ peak-to-present decline off the 2000 highs is -76%, exceeding that index's -75% peak-to-trough decline in 1973-74.

For the second quarter of 2002 the Gilford Oakwood Equity Fund (GO Equity Fund) "C" shares were down 17.73%* and the "B" shares were down 17.80%.* The S&P 500 for the second quarter was down 13.39%. For the six months ended June 30, 2002, the "C" shares were down 21.30%* and the "B" shares were down 21.33%,* as the S&P 500 declined 13.14%. While these results are disappointing we have taken several steps this year to position the fund for a market that rewards scrupulous management, conservative financial policies and solid and highly visible growth in revenue and earnings.

Several ongoing themes for the management of the GO Fund unfolded in the first half of 2002. First of all, the fund has continued to reduce or eliminate positions in the highly volatile media and technology areas as prospects for sustainable growth in those industries have been pushed further out in time. Excess capacity attendant to over-investment in those industries combined with the deleterious effects of the profits and capital spending recession have altered perceptions of these companies substantially and the fund has responded by continuing to reduce or eliminate their representation.

In their place we have added several high quality consumer names, especially in the retailing and food and beverage industries. These additions have allowed us to fulfill our second theme for the management of the fund, that of continuing to include quality consumer growth names where opportunities present themselves.

Reducing the risk level of the fund in a more uncertain economy and more treacherous market environment has been a recurring theme as well. Thus, we have eliminated companies exposed to the merchant energy area, which is




2
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                          GILFORD OAKWOOD EQUITY FUND


coming under so much scrutiny now, in favor of more traditional energy names. In the health care area, we have eliminated the fund's exposure to the biotechnology area and have purchased instead hospital and medical supply stocks.

We continue to overweight financial services and health care, recognizing the low multiples of earnings and cash relative to their earnings prospects at which the former are selling, and the superior growth characteristics, worldwide franchises and positive demographic profile occupied by the latter.

INVESTMENT OUTLOOK

We think that the new Securities and Exchange Commission's requirement that corporate CEO's and CFO's sign oaths of the accuracy of their financial statements was the first significant policy response to the urgent need to bolster investor confidence in the wake of this past year's corporate scandals. The new rule not only holds the feet of corporate officers to the accounting fire but also shows that Washington means business about restoring trust in the marketplace. While we share concerns about the difference between audit tests and "accuracy" and the potential difficulty of attracting talent at the top of the corporate ladder, market activity after the August 14th deadline indicates that the market may be improving somewhat.

Now that the modest salutary effect of the August 14th signoffs has passed, attention can be focused on the prospects for an improving economy and better earnings comparisons going forward. Unfortunately, recent economic releases point to the fact that, after the very positive effect of last year's fiscal stimulus, the U.S. economy will most likely turn in more modest increases for this year than previously expected. This is, in part, due to oil prices that have stayed pervasively high due to fears of a Mideast War, a slower pace of recovery among our major trading partners and less-than-robust consumer spending. Nevertheless, the U.S. economy had an excellent first quarter, up 5.0%, and corporate earnings are expected to produce their first upturn in six quarters when the third quarter is reported in October. Hence, we are not in the "double dip" camp, that is, we do not expect the economy to slip back into a recession.

A slow but steady upturn is not necessarily a bad thing. In fact, steady if slower-paced economic growth augurs well for the sustainability of the recovery in that it slows the Fed from tightening monetary policy and moderates the potential for inflation. Although numbers have been softer




                                                                               3
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                          GILFORD OAKWOOD EQUITY FUND



recently, the June Institute of Supply Management ("ISM") Survey, an index of manufacturing activity, reached a new high of 56.2 and had been expanding for the fifth consecutive month. Furthermore, the orders segment of the index remained above 60 as has been the case for four of the past five months. That 60 index number is consistent with industrial production growth of between 7-9%, which would represent an acceleration from production's current 4.5% annual rate.

Consumer spending slowed in the second quarter because of sliding consumer confidence and the negative wealth effect created by a weakening stockmarket. It is really the U.S. consumer, representing fully two-thirds of domestic GDP that holds the key to the sustainability of the recovery and it is the job market that is the key to the consumer. Fortunately, the news on that score is also good. Wages have continued to rise and modest job creation is underway. Despite anecdotal retail weakness recently, aggregate chain store sales were up sharply in the second quarter. It appears that the consumer is still spending, albeit at a slower pace than is usual at this stage of a recovery. This slower pace is also a positive sign as it reduces any tendency to ignite inflation, thus also potentially extending the duration of the recovery.

Based on consensus estimates of earnings for 2003 the stock market's price/earnings ratio reached a low of 14.7 times toward the end of July. This is at the low end of the long run average price/earnings ratio at which the market has sold. Yet we are operating in a recovering economy, with low interest rates and controlled inflation. This should be a scenario that allows P/E ratios and, hence, stock prices to expand from here. But the current bear trend has so far carried the day.

In this more uncertain investing environment, Oakwood continues to emphasize large capitalization, high quality issues, most of which have multinational customer bases which could benefit from the weaker dollar. Secondly, all things being equal, we are emphasizing dividends more than ever before. Third, where sensible, we are holding more names, thereby increasing diversification as a measure of risk control. Individual issue selection, always the most important part of the process, has generally been more tilted toward value than growth for several months. Finally, from time to time, we will hold a little more cash than usual.



4
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                          GILFORD OAKWOOD EQUITY FUND


It's tough to put a calculator to emotion and fear. This is why we continue to engage in more risk averse approaches to portfolio management despite the fact that history tells us that the market, at some point, will rally. We prefer, however, to wait for actual signs that stock price declines are likely to be at an end before we become more opportunistic.

Cordially,



/s/ James M. Lyon                   /s/ Marla L. Harkness



James M. Lyon, CFA, CIC             Marla L. Harkness, CFA, CIC

* Past performance is no guarantee of future performance. Shares may be worth more or less than the purchase costs at the time of redemption. If shares were sold by the shareholder, a Contingent Deferred Sales Charge ("CDSC") may apply. Assuming that the maximum CDSC applies, the cumulative total return of the Class B Shares would have been -21.91% for the second quarter ended June 30, 2002 and -25.26% for the six months ended June 30, 2002. Assuming that the maximum CDSC applies, the cumulative total return of the Class C shares would have been -18.55% for the second quarter ended June 30, 2002 and -22.09% for the six months ended June 30, 2002.



                                                                               5
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                          GILFORD OAKWOOD EQUITY FUND


SCHEDULE OF INVESTMENTS AT JUNE 30, 2002 (UNAUDITED)

     Shares      COMMON STOCKS: 92.50%                          Market Value
----------------------------------------------------------------------------
                 AIRCRAFTS: 1.96%
         1,200   Honeywell International, Inc..................  $   42,276
                                                                  ---------

                 BANKING/FINANCIAL SERVICES: 4.85%
           600   Bank of America Corp..........................      42,216
         1,850   The Bank of New York Company, Inc.............      62,437
                                                                  ---------
                                                                    104,653
                                                                  ---------
                 BEVERAGES: 4.89%
         1,600   Constellation Brands, Inc.*...................      51,200
         1,125   PepsiCo, Inc..................................      54,225
                                                                  ---------
                                                                    105,425
                                                                  ---------
                 BIOTECHNOLOGY: 1.94%
         1,000   Amgen, Inc.*..................................      41,880
                                                                  ---------

                 BUILDING CONSTRUCTION: 2.41%
           900   Centex Corp...................................      52,011
                                                                  ---------

                 CABLE TELEVISION:1.88%
         1,700   Comcast Corp.*................................      40,528
                                                                  ---------

                 COMPUTERS: 6.18%
         2,050   Dell Computer Corp.*..........................      53,587
         2,200   Intel Corp....................................      40,194
           550   International Business Machines Corp..........      39,600
                                                                  ---------
                                                                    133,381
                                                                  ---------
                 CONGLOMERATES: 2.29%
         1,700   General Electric Co...........................      49,385
                                                                  ---------

                 CRUISE LINES: 1.92%
         1,500   Carnival Corp.................................      41,535
                                                                  ---------

                 DIVERSIFIED FINANCIAL SERVICES: 4.58%
         1,700   MBNA Corp.....................................      56,219
         3,800   The Charles Schwab Corp.......................      42,560
                                                                  ---------
                                                                     98,779
                                                                  ---------



6
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                          GILFORD OAKWOOD EQUITY FUND


SCHEDULE OF INVESTMENTS AT JUNE 30, 2002 (UNAUDITED), CONTINUED


     Shares                                                     Market Value
----------------------------------------------------------------------------
                 DRUGS & PHARMACEUTICALS:  9.61%
         1,000   AmerisourceBergen Corp........................  $   76,000
         1,850   Pfizer, Inc...................................      64,750
         1,300   Wyeth.........................................      66,560
                                                                  ---------
                                                                    207,310
                                                                  ---------
                 ELECTRIC: 2.16%
         1,500   Duke Energy Corp..............................      46,650
                                                                  ---------

                 HEALTH PRODUCTS: 3.63%
         1,500   Johnson & Johnson.............................      78,390
                                                                  ---------

                 HEALTHCARE - SERVICES: 3.59%
           900   Quest Diagnostics, Inc.*......................      77,445
                                                                  ---------

                 INSURANCE: 3.79%
         1,200   American International Group, Inc.............      81,876
                                                                  ---------

                 MACHINERY - CONSTRUCTION & Mining: 2.50%
         1,100   Caterpillar, Inc..............................      53,845
                                                                  ---------

                 MEDIA: 3.09%
         1,500   Viacom, Inc. - Class A*.......................      66,690
                                                                  ---------

                 METAL - ALUMINUM: 2.23%
         1,450   Alcoa, Inc....................................      48,067
                                                                  ---------

                 MONEY CENTER BANKS: 6.76%
         2,100   Citigroup, Inc. ..............................      81,375
         1,900   J.P. Morgan Chase & Co........................      64,448
                                                                  ---------
                                                                    145,823
                                                                  ---------
                 OIL & GAS: 7.05%
           550   ChevronTexaco Corp............................      48,675
         1,800   Conoco, Inc...................................      50,040
         3,000   Suncor Energy, Inc............................      53,580
                                                                  ---------
                                                                    152,295
                                                                  ---------





                                                                               7
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                          GILFORD OAKWOOD EQUITY FUND


SCHEDULE OF INVESTMENTS AT JUNE 30, 2002 (UNAUDITED), CONTINUED

     Shares                                                     Market Value
----------------------------------------------------------------------------
                 RETAIL: 6.79%
         1,000   Best Buy Co., Inc.*...........................      36,300
           950   Sears, Roebuck and Co.........................      51,585
         1,600   The Home Depot, Inc...........................      58,768
                                                                 ----------
                                                                    146,653
                                                                 ----------
                 SOFTWARE: 2.41%
           950   Microsoft Corp.*..............................      51,965
                                                                 ----------

                 TECHNOLOGY: 3.97%
         1,700   Texas Instruments Inc.........................      40,290
         3,250   Cisco Systems, Inc.*..........................      45,338
                                                                 ----------
                                                                     85,628
                                                                 ----------
                 TOBACCO: 2.02%
         1,000   Philip Morris Companies, Inc..................      43,680
                                                                 ----------

TOTAL COMMON STOCKS (cost $2,158,328)..........................   1,996,170
                                                                 ----------

                 SHORT-TERM INVESTMENTS:  6.54%

       141,073   Cash Trust Series II - Treasury Cash Series
                   Fund II (Cost $141,073).....................     141,073
                                                                 ----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $2,299,401):  99.04%...................................   2,137,243
Other Assets less Liabilities:  0.96%..........................      20,704
                                                                 ----------
NET ASSETS:  100.00%...........................................  $2,157,947
                                                                 ==========



*  Non-income producing security.







See accompanying Notes to Financial Statements.


8
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                          GILFORD OAKWOOD EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2002 (UNAUDITED)

ASSETS
    Investments in securities, at value (cost $2,299,401).......  $2,137,243
    Cash........................................................         586
    Receivables:
       Securities sold..........................................      64,303
       Due from advisor.........................................      17,118
       Dividends and interest...................................       1,398
       Other....................................................       4,325
    Prepaid expenses............................................       2,586
                                                                  ----------
          Total assets..........................................   2,227,559
                                                                  ----------

LIABILITIES
    Payables:
       Securities purchased.....................................      40,722
       Distribution fees........................................       4,391
       Administration fees......................................       3,945
       Shareholder servicing fees...............................         460
       Other....................................................         258
    Accrued expenses............................................      19,836
                                                                  ----------
          Total liabilities.....................................      69,612
                                                                  ----------

NET ASSETS......................................................  $2,157,947
                                                                  ==========

COMPONENTS OF NET ASSETS
    Paid-in capital.............................................  $4,034,580
    Accumulated net investment loss.............................     (15,709)
    Accumulated net realized loss on investments................  (1,698,766)
    Net unrealized depreciation of investments..................    (162,158)
                                                                  ----------
          Net assets............................................  $2,157,947
                                                                  ==========
CLASS B
    Net assets applicable to shares outstanding.................  $  582,586
                                                                  ==========
    Shares outstanding..........................................      51,261
                                                                  ----------
    Net asset value and offering price per share*...............  $    11.37
                                                                  ==========
CLASS C
    Net assets applicable to shares outstanding.................  $1,575,361
                                                                  ==========
    Shares outstanding..........................................     135,825
                                                                  ----------
    Net asset value and offering price per share*...............  $    11.60
                                                                  ==========


* Redemption price per share is equal to Net Asset Value less any applicable sales charges.


See accompanying Notes to Financial Statements.



                                                                               9
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                          GILFORD OAKWOOD EQUITY FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
    Income
       Dividends................................................  $   14,156
       Interest.................................................         946
                                                                   ---------
          Total income..........................................      15,102
                                                                   ---------

    Expenses
       Administration fees (Note 3).............................      22,316
       Transfer agent fees......................................      13,869
       Advisory fees (Note 3)...................................      12,330
       Fund accounting fees.....................................       8,592
       Audit fees...............................................       7,673
       Distribution fees - Class B (Note 4).....................       2,715
       Distribution fees - Class C (Note 4).....................       6,532
       Custody fees.............................................       3,648
       Reports to shareholders..................................       3,612
       Legal fees...............................................       3,479
       Trustee fees.............................................       2,842
       Registration expense.....................................       2,311
       Shareholder servicing fees - Class B (Note 5)............         905
       Shareholder servicing fees - Class C (Note 5)............       2,177
       Miscellaneous............................................         812
       Insurance expense........................................         119
                                                                   ---------
          Total expenses........................................      93,932
          Less: fees waived and expenses absorbed...............     (63,121)
                                                                   ---------
          Net expenses..........................................      30,811
                                                                   ---------
              Net investment loss...............................     (15,709)
                                                                   ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments............................    (401,397)
    Net change in unrealized depreciation on investments........    (155,061)
                                                                   ---------
       Net realized and unrealized loss on investments..........    (556,458)
                                                                   ---------
              Net decrease in net assets resulting
                from operations.................................   $(572,167)
                                                                   =========



See accompanying Notes to Financial Statements.




10
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                          GILFORD OAKWOOD EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS


                                               Six Months Ended
                                                 June 30, 2002    Year Ended
                                                  (Unaudited)    Dec. 31, 2001
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
    Net investment loss........................   $  (15,709)    $   (45,523)
    Net realized loss on investments...........     (401,397)       (981,999)
    Net change in unrealized
      (depreciation)/appreciation
      on investments...........................     (155,061)        198,640
                                                  ----------     -----------
       Net decrease in net assets
         resulting from operations.............     (572,167)       (828,882)
                                                  ----------     -----------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold
      Class B..................................       15,784         357,114
      Class C..................................      348,060       1,481,183
    Cost of shares redeemed
      Class B..................................     (130,040)        (13,485)
      Class C..................................     (250,103)     (1,030,878)
                                                  ----------     -----------
       Net (decrease)/increase in net assets
         derived from net change in
         outstanding shares (a)................      (16,299)        793,934
                                                  ----------     -----------
          Total decrease in net assets.........     (588,466)        (34,948)

NET ASSETS
    Beginning of period........................    2,746,413       2,781,361
                                                  ----------     -----------
    End of period..............................   $2,157,947     $ 2,746,413
                                                  ==========     ===========

(a) A summary of capital share transactions is as follows:

Class B Shares
    Shares sold................................        1,179          22,225
    Shares redeemed............................       (9,562)         (1,005)
                                                  ----------     -----------
    Net decrease/increase......................       (8,383)         21,220
                                                  ==========     ===========
Class C Shares
    Shares sold................................       26,144          87,358
    Shares redeemed............................      (18,191)        (64,653)
                                                  ----------     -----------
    Net increase...............................        7,953          22,705
                                                  ==========     ===========




See accompanying Notes to Financial Statements.

                          GILFORD OAKWOOD EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                                    --------------------------------------------
                                                                                     January 21,
                                                      Six Months          Year         2000+
                                                        Ended            Ended        through
                                                    June 30, 2002     December 31,  December 31,
                                                     (Unaudited)          2001          2000
                                                    -------------     -----------   ------------
Net asset value,
  beginning of period .............................   $   14.44        $   19.13      $   20.00
                                                      ---------        ---------      ---------

Income from investment operations:
    Net investment loss ...........................       (0.08)           (0.20)         (0.26)
    Net realized and unrealized
      loss on investments .........................       (2.99)           (4.49)         (0.61)
                                                      ---------        ---------      ---------
Total from investment operations ..................       (3.07)           (4.69)         (0.87)
                                                      ---------        ---------      ---------

Net asset value,
  end of period ...................................   $   11.37        $   14.44      $   19.13
                                                      =========        =========      =========

Total return ......................................      (21.26%)*        (24.52%)        (4.35%)*

Ratios/supplemental data:
Net assets, end of period (millions) ..............   $     0.6        $     0.8      $     0.7

Ratio of expenses to average net assets:
    Before fees waived
      and expenses absorbed .......................        7.63%**          7.10%          7.85%**
    After fees waived
      and expenses absorbed .......................        2.50%**          2.50%          2.50%**

Ratio of net investment loss to average net assets:
    Before fees waived
      and expenses absorbed .......................       (6.41%)**        (6.12%)        (7.25%)**
    After fees waived
      and expenses absorbed .......................       (1.28%)**        (1.52%)        (1.90%)**

Portfolio turnover rate ...........................          40%*             87%            66%*




+  Commencement of operations.
*  Not annualized.
** Annualized.

See accompanying Notes to Financial Statements.



12
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                          GILFORD OAKWOOD EQUITY FUND


FINANCIAL HIGHLIGHTS, CONTINUED
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        CLASS C
                                                    ----------------------------------------------
                                                     Six Months            Year          Year
                                                        Ended             Ended         Ended
                                                    June 30, 2002      December 31,   December 31,
                                                     (Unaudited)           2001          2000
                                                    -------------      -----------    ------------

Net asset value,
  beginning of period .............................   $   14.74         $   19.46       $   20.00
                                                      ---------         ---------       ---------

Income from investment operations:
    Net investment loss ...........................       (0.08)            (0.27)          (0.26)
    Net realized and unrealized
      loss on investments .........................       (3.06)            (4.45)          (0.28)
                                                      ---------         ---------       ---------
Total from investment operations ..................       (3.14)            (4.72)          (0.54)
                                                      ---------         ---------       ---------

Net asset value,
  end of period ...................................   $   11.60         $   14.74       $   19.46
                                                      =========         =========       =========

Total return ......................................      (21.30%)*         (24.25%)         (2.70%)

Ratios/supplemental data:
Net assets, end of period (millions) ..............   $     1.6         $     1.9       $     2.0

Ratio of expenses to average net assets:
    Before fees waived
      and expenses absorbed .......................        7.63%**           7.10%           7.77%
    After fees waived
      and expenses absorbed .......................        2.50%**           2.50%           2.50%

Ratio of net investment loss to average net assets:
    Before fees waived
      and expenses absorbed .......................       (6.41%)**         (6.12%)         (7.17%)
    After fees waived
      and expenses absorbed .......................       (1.28%)**         (1.52%)         (1.90%)

Portfolio turnover rate ...........................          40%*              87%             66%





+  Commencement of operations.
*  Not annualized.
** Annualized.


See accompanying Notes to Financial Statements.

                          GILFORD OAKWOOD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

The Gilford Oakwood Equity Fund (the "Fund") is a series of shares of beneficial interest of the Advisors Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Gilford Oakwood Equity Fund Class B and Class C commenced operations on January 21, 2000 and January 1, 2000, respectively. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

       A. Securities Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

       B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its

                          GILFORD OAKWOOD EQUITY FUND
          shareholders. Therefore, no federal income tax provision is required. At June 30, 2002, the Fund had a capital loss carryforward of approximately $1,293,000 of which $1,260,000 expires in 2009 and $33,000 expires in 2008, available to offset future gains if any. The Fund had net realized capital losses of $2,000 during the period November 1, 2001 through December 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

       C. Securities Transactions, Investment Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a first in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

       D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - -COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Oakwood Capital Management LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Fund incurred $12,330 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 2.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor

                          GILFORD OAKWOOD EQUITY FUND
pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended June 30, 2002, the Advisor waived fees of $12,330 and absorbed expenses of $50,791. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

      Under $22.5 million               $45,000
      $22.5 to $50 million              0.20% of average daily net assets
      $50 to $100 million               0.15% of average daily net assets
      $100 to $150 million              0.10% of average daily net assets
      Over $150 million                 0.05% of average daily net assets


For the six months ended June 30, 2002, the Fund incurred $22,316 in administration fees.

U.S. Bancorp Fund Services, LLC also provides fund accounting services for the Fund.

Certain officers of the Trust are also officers of the Administrator.


NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Gilford Securities, Incorporated (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets of

                          GILFORD OAKWOOD EQUITY FUND
the Fund's Class B and Class C shares. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended June 30, 2002, the Fund incurred distribution fees of $2,715 and $6,532 under the plan for Class B and Class C shares, respectively.


NOTE 5 - SHAREHOLDER SERVICING FEE

The Fund has entered into a Shareholder Servicing Agreement with the Distributor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. Payments to the Distributor under the Shareholder Servicing Agreement may reimburse the Distributor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended June 30, 2002, the Fund incurred shareholder servicing fees of $905 and $2,177 under the agreement for Class B and Class C shares, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from the sale of securities for the six months ended June 30, 2002, excluding short-term investments, were $938,169 and $1,057,576, respectively.

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:


COST OF INVESTMENTS FOR TAX PURPOSES                         $2,301,548
                                                             ==========

Gross tax unrealized appreciation                            $   93,653
Gross tax unrealized depreciation                             ($257,958)
                                                             ----------
Net tax unrealized appreciation on investments                ($164,305)
                                                             ==========


                          GILFORD OAKWOOD EQUITY FUND

RESULTS OF THE SPECIAL MEETING (UNAUDITED)
A special meeting of the shareholders of the Gilford Oakwood Equity Fund, a series of Trust for Investment Managers, was held on June 27, 2002 for shareholders of record as of April 30, 2002. The shareholders of the Fund voted on whether to approve a proposal to reorganize the Fund into a newly formed series of Advisors Series Trust. The results of the vote at the shareholder meeting held June 27, 2002 were as follows:

1. To approve the proposed reorganization into Advisors Series Trust:

   For          Against          Withheld
   ---          -------          --------
   128,666      0                577


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



                                     ADVISOR
                         Oakwood Capital Management, LLC
                            1901 Avenue of the Stars
                          Los Angeles, California 90067


                                   DISTRIBUTOR
                            Gilford Securities, Inc.
                                850 Third Avenue
                            New York, New York 10022


                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                           Orbitex Data Services, Inc.
                             14707 California Street
                              Omaha, Nebraska 68154


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                             555 South Flower Street
                          Los Angeles, California 90071


                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Tait, Weller & Baker
                               8 Penn Center Plaza
                        Philadelphia, Pennsylvania 19103


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.